UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

UGI Utilities, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania		19607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 796-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Distribution Agreement, dated as of November 1, 2005, by and among UGI Utilities, Inc., as Issuer and Credit Suisse First Boston, LLC and Wachovia Capital Markets, LLC, as Agents, relating to UGI Utilities Inc.'s Medium-Term Note Program.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

November 8, 2005	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Distribution Agreement, dated as of November 1, 2005, by and among UGI Utilities, Inc., as Issuer and Credit Suisse First Boston, LLC and Wachovia Capital Markets, LLC, as Agents.